     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

     The fund's Board of Directors has approved an amendment to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") by and among the fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and Credit Suisse Asset Management Limited (the "Sub-Adviser"). Pursuant to this amendment, effective May 14, 2002, CSAM (and not your fund) will pay the Sub-Adviser an annual fee of $250,000 (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to your fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-investment adviser. The fund's Board of Directors may in the future approve further amendments to reallocate the management fees between CSAM and the Sub-Adviser.

     IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENT WILL NOT AFFECT THE AGGREGATE AMOUNT OF FEES OR EXPENSES CHARGED TO YOU BECAUSE ALL SUB-ADVISORY FEES WILL BE BORNE BY CSAM.

Dated: June 7, 2002
                                                                        16-0602
                                                                        for
                                                                        WPGHT
                                                                        CSGTA